Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events.
Subsequent Events

27. Subsequent Events

In March 2025, the board of directors of the Company authorized an extension of its existing share repurchase program, initially approved on March 18, 2024 (the “Share Repurchase Program”). Under the terms of the Share Repurchase Program, the Company is authorized to repurchase up to US$25,000 in ADSs or ordinary shares over a 12-month period between March 22, 2024 and March 21, 2025. In 2024, the Company repurchased an aggregate of approximately 2.6 million ADSs. The Share Repurchase Program has now been extended for an additional 12-month period through March 31, 2026, with all other terms and conditions remaining unchanged. As of the date of this annual report, the Company has repurchased approximately 3.9 million ADSs (equivalent to 3.0 million ordinary shares) for approximately US$3.8 million under this program.

In March 2025, the board of directors of the Company has declared a special cash dividend of US$0.03445 per ordinary share, or US$0.0265 per ADS, to holders of ordinary shares and holders of ADSs of record as of the close of business on April 8, 2025, U.S. Eastern Time, payable in U.S. dollars. The ex-dividend date will be April 8, 2025. The payment date is expected to be on or around April 25, 2025. Dividend to be paid to the Company’s ADS holders through the depositary bank will be subject to the terms of the deposit agreement. The total amount of cash to be distributed for the dividend is expected to be approximately US$2.7 million, which will be funded by surplus cash on the Company’s balance sheet.